Exhibit 10 (j)






                 Schedule of Agreements with Executive Officers



The Company has entered into change-in-control agreements with the executive officers listed below. Such agreements are substantially identical in all material respects to the form agreement set forth in Exhibit (10) (b) to the Company's Form 10-Q for the quarter ended March 31, 2000 as amended by the Form of Amendment No.1 set forth in Exhibit (10) (i) (1) hereto.



                                Linda R. Altemus
                               Michael A. Anderson
                                Steven A. Ellers
                               John R. Gailey III
                                Herbert L. Hugill
                                Richard D. Luzzi